SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT ZHANGRSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report  (Date of  earliest  event  reported):  April 19, 2007 (April 17,
2007)



                          Point Acquisition Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


               0-51527                                    91-0541437
               -------                                 ------------------
       (Commission File Number)                (IRS Employer Identification No.)


            12890 Hilltop Road                                      76226
            ------------------                                      -----
 (Address of Principal Executive Offices)                        (Zip Code)


                                 (972) 233-0300
               (Registrant's Telephone Number, Including Zip Code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 17, 2007, Point Acquisition Corporation, a Nevada corporation (the "Company"), entered into consulting agreements ("Consulting Agreements") with Heritage Management Consultants, Inc. ("Heritage) and Shufang Zhang ("Zhang"), respectively. Each of Heritage and Zhang has been engaged to assist the Company in its efforts to consummate a combination transaction with a privately held business entity.

In  consideration   for  the  services  to  be  provided  under  the  Consulting
Agreements, Heritage and Zhang received 50,000, and 127,040 shares of the Company's common stock, respectively.

Item 9. Financial Statements and Exhibits

     (d) The following documents are included as exhibits to this report:

     Exhibit      SEC Ref.
     No.          No.               Title of Document

     10.1         10     Consulting Agreement, dated April 17, 2007, between the
                         Company and Heritage Management Consultants, Inc.

     10.2         10     Consulting Agreement, dated April 17, 2007, between the
                         Company and Shufang Zhang


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Point Acquisition Corporation



Date: April 17, 2007                        By: /s/ Timothy P. Halter
      --------------                            ---------------------
                                                Timothy P. Halter, President